SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2001

Raven Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

South Dakota	1-07982	46-0246171

(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

205 East 6th Street P.O. Box 5107 Sioux Falls, South Dakota 57117-5107

(Address of Principal Executive Offices) (Zip Code)

(605) 336-2750

Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Exhibit Index Appears on Page 4

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to an Asset Purchase Agreement dated December 5, 2001 (the “Purchase Agreement”), by and between the Registrant, Starlink, Incorporated, a Texas corporation (“Starlink”) and the shareholders of Starlink (Starlink and its shareholders are collectively referred to as the “Sellers”), the Registrant acquired substantially all of Starlink’s assets and certain of its liabilities. The effective date of the acquisition was December 5, 2001. Prior to the date of the Purchase Agreement, the Registrant had been a significant customer of Starlink, accounting for approximately $1.5 million of Starlink's sales in the Registrant's current fiscal year and approximately $770,000 of sales in the fiscal year ended January 31, 2001. Starlink manufactures and sells global positioning satellite (GPS) guidance systems for use primarily in the marine and agricultural industries. The Registrant intends to continue using the acquired assets for similar purposes. In consideration of the purchase of substantially all of Starlink’s assets, the Registrant paid approximately $8 million in cash (subject to certain adjustments as provided in the Purchase Agreement), which funds were paid from the Registrant’s cash on hand, and assumed approximately $800,000 of liabilities.

     The foregoing is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated by reference herein. The Registrant’s press release dated December 6, 2001 announcing the Starlink acquisition is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 5. OTHER EVENTS.

     On December 5, 2001, the Registrant purchased substantially all of the assets and assumed certain liabilities of System Integrators, Inc., a Missouri corporation. System Integrators is a contract electronics manufacturer. The purchase price was approximately $1.4 million in cash, subject to certain adjustments and the assumption of approximately $600,000 of debt and $500,000 of other liabilities. A copy of the press release announcing this acquisition is filed herewith as Exhibit 99.2 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Pursuant to Rule 3-05(b)(2)(i) of Regulation S-X, financial statements are not required to be filed in connection with the transaction described under Item 2 of this Form 8-K.

(b)	Not applicable.

(c)	Exhibits.

2.1	Asset Purchase Agreement dated December 5, 2001, by and among Raven Industries, Inc., Starlink, Incorporated and the shareholders of Starlink, Incorporated identified therein (The exhibits and schedules to the Asset Purchase Agreement have been intentionally omitted, but will be provided in full upon request of the Commission.)

99.1	Press Release dated December 6, 2001.

99.2	Press Release dated December 7, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAVEN INDUSTRIES, INC.

Dated: December 13, 2001	By: /s/ Thomas Iacarella

Name: Thomas Iacarella Title: Vice President & Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

2.1	Asset Purchase Agreement dated December 5, 2001, by and among Raven Industries, Inc., Starlink, Incorporated and the shareholders of Starlink, Incorporated identified therein (The exhibits and schedules to the Asset Purchase Agreement have been intentionally omitted, but will be provided in full upon request of the Commission.)

99.1	Press Release dated December 6, 2001.

99.2	Press Release dated December 7, 2001.

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